UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

QS LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

AUGUST 31, 2014

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 40.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,846,082		$2,237,365
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,371,699		2,805,831
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,457,410		2,860,003
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	935,749		1,325,546
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	366,340		467,827
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,116,369		1,646,906
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,345,331		1,760,492
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	783,626		1,034,326
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,414,487		1,382,220
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	1,907,491		1,801,984
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	715,869		816,706
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,242,785		1,248,416
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,461,763		2,564,657
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,988,676		5,074,027
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	501,585		536,813
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,115,565		2,281,506
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,308,592		2,361,618
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,581,389		1,701,228
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	2,185,868		2,231,122
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,105,280		1,190,767
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	677,173		751,662
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	508,585		517,724
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	881,853		978,995
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,033,874		1,120,219
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,641,526		4,977,312
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,886,975		3,015,310
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,275,424		4,281,435
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,062,516		2,066,865
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,693,431		1,682,053
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	2,867,676		2,917,860
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	779,389		806,546

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $59,488,016)					60,445,341

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.0%
Canada - 0.0%
Government of Canada, Bonds (Cost - $62,249)	4.250%	12/1/26	43,006	CAD	58,534

			SHARES
COMMON STOCKS - 20.1%
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.1%
Magna International Inc., Class A Shares			1,100		124,817

Automobiles - 0.3%
Fuji Heavy Industries Ltd.			4,900		139,189
Mazda Motor Corp.			3,600		84,909
Mitsubishi Motors Corp.			5,900		67,084
Toyota Motor Corp.			2,000		113,951

Total Automobiles					405,133

Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group Inc., ADR			2,300		52,463

Hotels, Restaurants & Leisure - 0.7%
Brinker International Inc.			1,500		73,350
Galaxy Entertainment Group Ltd.			11,000		82,819
Jack in the Box Inc.			1,334		79,306
Las Vegas Sands Corp.			1,500		99,765
MGM China Holdings Ltd.			76,400		253,843

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
Hotels, Restaurants & Leisure - (continued)
Sands China Ltd.	24,400	$158,993
TUI Travel PLC	13,472	83,312
Wyndham Worldwide Corp.	2,600	210,444

Total Hotels, Restaurants & Leisure		1,041,832

Household Durables - 0.1%
Newell Rubbermaid Inc.	2,276	76,291

Leisure Products - 0.1%
Fuji Photo Film Co., Ltd.	5,200	156,707

Media - 1.0%
British Sky Broadcasting Group PLC	14,554	211,054
Comcast Corp., Class A Shares	3,450	188,818
DIRECTV	1,900	164,255	*
ITV PLC	53,514	187,633
Rightmove PLC	3,624	151,613
Starz	7,300	228,417	*
Time Warner Cable Inc.	1,700	251,481
Walt Disney Co.	1,500	134,820

Total Media		1,518,091

Multiline Retail - 0.2%
Macy’s Inc.	1,600	99,664
Next PLC	1,652	194,585

Total Multiline Retail		294,249

Specialty Retail - 0.5%
AutoNation Inc.	1,539	83,491	*
Dixons Carphone PLC	18,787	107,478
Gap Inc.	2,800	129,220
Home Depot Inc.	2,400	224,400
Lowe’s Cos. Inc.	2,500	131,275
PetSmart Inc.	1,000	71,570

Total Specialty Retail		747,434

Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands Inc.	2,200	225,896
Pandora A/S	4,091	305,838

Total Textiles, Apparel & Luxury Goods		531,734

TOTAL CONSUMER DISCRETIONARY		4,948,751

CONSUMER STAPLES - 1.6%
Beverages - 0.4%
Britvic PLC	15,654	178,278
Coca-Cola Enterprises Inc.	1,700	81,226
Constellation Brands Inc., Class A Shares	1,800	156,762	*
Dr. Pepper Snapple Group Inc.	2,800	176,176

Total Beverages		592,442

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard Inc., Class B Shares	2,700	80,978
Kroger Co.	4,250	216,665

Total Food & Staples Retailing		297,643

Food Products - 0.5%
Archer-Daniels-Midland Co.	5,000	249,300
Bunge Ltd.	1,700	143,905
Tate & Lyle PLC	17,800	199,910
Unilever PLC	3,900	172,159

Total Food Products		765,274

Household Products - 0.3%
Clorox Co.	1,700	150,620

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
Household Products - (continued)
Reckitt Benckiser Group PLC	2,658	$231,666

Total Household Products		382,286

Personal Products - 0.2%
Kao Corp.	8,400	362,093

TOTAL CONSUMER STAPLES		2,399,738

ENERGY - 1.8%
Energy Equipment & Services - 0.4%
China Oilfield Services Ltd.	54,000	159,212
Dril-Quip Inc.	1,750	177,572	*
Helmerich & Payne Inc.	700	73,535
Schlumberger Ltd.	1,500	164,460

Total Energy Equipment & Services		574,779

Oil, Gas & Consumable Fuels - 1.4%
ConocoPhillips	1,500	121,830
Dragon Oil PLC	10,943	107,839
Enerplus Corp.	6,600	151,085
EOG Resources Inc.	1,050	115,374
Exxon Mobil Corp.	4,007	398,536
Marathon Petroleum Corp.	1,200	109,212
Occidental Petroleum Corp.	931	96,573
Phillips 66	2,990	260,190
Polish Oil & Gas Co.	97,360	148,337
Ultra Petroleum Corp.	6,000	159,180	*
Valero Energy Corp.	6,580	356,241
Woodside Petroleum Ltd.	2,325	92,720

Total Oil, Gas & Consumable Fuels		2,117,117

TOTAL ENERGY		2,691,896

FINANCIALS - 4.2%
Banks - 1.4%
Bank of America Corp.	14,600	234,914
Bank of Montreal	1,000	76,943
Credit Agricole SA	14,477	214,664
DBS Group Holdings Ltd.	7,000	100,428
DNB ASA	3,800	70,875
Fifth Third Bancorp	14,350	292,812
JPMorgan Chase & Co.	6,463	384,225
KeyCorp	4,950	67,370
Mizuho Financial Group Inc.	79,500	151,214
Resona Holdings Inc.	20,400	110,622
Sumitomo Mitsui Financial Group Inc.	5,000	201,860
Wells Fargo & Co.	5,070	260,801

Total Banks		2,166,728

Capital Markets - 0.2%
3i Group PLC	13,761	89,828
GAM Holding AG	3,321	64,571
Macquarie Group Ltd.	2,754	149,953
Schroders PLC	1,572	63,574

Total Capital Markets		367,926

Consumer Finance - 0.1%
Corrections Corp. of America	3,200	114,048

Insurance - 2.0%
Ageas	2,609	87,571
Allianz AG, Registered Shares	2,011	342,977
Allstate Corp.	3,245	199,535
American Financial Group Inc.	3,397	203,718
Assurant Inc.	2,896	193,308
Aviva PLC	9,032	78,121
AXA SA	5,142	127,357

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
Insurance - (continued)
Axis Capital Holdings Ltd.	1,400	$67,508
Everest Re Group Ltd.	1,000	163,840
Hannover Rueck SE	3,000	249,164
Hanover Insurance Group Inc.	1,800	114,210
Hiscox Ltd.	9,654	104,016
Legal & General Group PLC	21,616	86,736
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	191,085
PartnerRe Ltd.	600	67,014
Prudential PLC	9,225	222,066
SCOR SE	1,915	58,628
St. James’s Place PLC	6,138	73,062
Swiss Life Holding	767	193,327
Swiss Re AG	1,710	140,164
Travelers Cos. Inc.	900	85,239

Total Insurance		3,048,646

Real Estate Investment Trusts (REITs) - 0.1%
GPT Group	30,842	114,932

Real Estate Management & Development - 0.4%
China Overseas Land & Investment Ltd.	50,000	140,644
China Resources Land Ltd.	30,000	68,593
Country Garden Holdings Co., Ltd.	224,000	98,849
Daito Trust Construction Co., Ltd.	1,300	160,743
Shimao Property Holdings Ltd.	55,000	120,644

Total Real Estate Management & Development		589,473

TOTAL FINANCIALS		6,401,753

HEALTH CARE - 2.1%
Biotechnology - 0.5%
Actelion Ltd.	1,260	154,678
Grifols SA	2,881	134,120
Myriad Genetics Inc.	5,000	180,950	*
United Therapeutics Corp.	2,000	235,660	*

Total Biotechnology		705,408

Health Care Equipment & Supplies - 0.1%
Medtronic Inc.	3,000	191,550

Health Care Providers & Services - 0.3%
Aetna Inc.	1,530	125,659
Cardinal Health Inc.	2,600	191,620
WellPoint Inc.	1,789	208,436

Total Health Care Providers & Services		525,715

Pharmaceuticals - 1.2%
AbbVie Inc.	4,846	267,887
Eli Lilly & Co.	1,200	76,272
Johnson & Johnson	2,800	290,444
Novo Nordisk A/S, Class B Shares	8,500	388,347
Pfizer Inc.	6,397	188,008
Roche Holding AG	1,700	495,714
Shire PLC	1,266	103,469

Total Pharmaceuticals		1,810,141

TOTAL HEALTH CARE		3,232,814

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.7%
Alliant Techsystems Inc.	2,150	270,900
Boeing Co.	2,500	317,000
Lockheed Martin Corp.	1,770	307,980
Northrop Grumman Corp.	1,800	228,996

Total Aerospace & Defense		1,124,876

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
Airlines - 0.1%
Copa Holdings SA, Class A Shares	800	$98,384
easyJet PLC	2,971	65,846

Total Airlines		164,230

Building Products - 0.1%
Lennox International Inc.	1,400	117,264

Construction & Engineering - 0.1%
Aecom Technology Corp.	4,250	160,820	*

Electrical Equipment - 0.1%
Mitsubishi Electric Corp.	6,000	75,083

Industrial Conglomerates - 0.4%
DCC PLC	4,771	283,240
Siemens AG, Registered Shares	1,791	224,362
United Technologies Corp.	610	65,868

Total Industrial Conglomerates		573,470

Machinery - 0.0%
Toro Co.	1,000	61,530

Professional Services - 0.1%
Manpower Inc.	1,000	77,580

Road & Rail - 0.3%
Central Japan Railway Co.	2,500	350,329
West Japan Railway Co.	3,200	151,335

Total Road & Rail		501,664

TOTAL INDUSTRIALS		2,856,517

INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 0.6%
Brocade Communications Systems Inc.	27,400	289,070
Cisco Systems Inc.	13,950	348,611
QUALCOMM Inc.	2,850	216,885

Total Communications Equipment		854,566

Electronic Equipment, Instruments & Components - 0.1%
Zebra Technologies Corp., Class A Shares	1,200	93,636	*

Internet Software & Services - 0.0%
United Internet AG	1,458	62,635

IT Services - 0.4%
Cielo SA	7,400	138,711
Computer Sciences Corp.	2,550	152,464
NeuStar Inc.	3,400	100,266	*
Visa Inc., Class A Shares	300	63,756
Xerox Corp.	14,100	194,721

Total IT Services		649,918

Semiconductors & Semiconductor Equipment - 0.4%
Marvell Technology Group Ltd.	6,600	91,806
Samsung Electronics Co., Ltd.	266	323,728
Texas Instruments Inc.	4,000	192,720

Total Semiconductors & Semiconductor Equipment		608,254

Software - 0.6%
Activision Blizzard Inc.	3,400	80,036
Amdocs Ltd.	2,300	108,330
Aspen Technology Inc.	3,600	147,924	*
Constellation Software Inc.	700	173,490
Electronic Arts Inc.	2,600	98,384	*
Microsoft Corp.	5,195	236,009

Total Software		844,173

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
Technology Hardware, Storage & Peripherals - 0.7%
Apple Inc.	7,000	$717,500
SanDisk Corp.	2,000	195,920
Seiko Epson Corp.	2,800	141,823

Total Technology Hardware, Storage & Peripherals		1,055,243

TOTAL INFORMATION TECHNOLOGY		4,168,425

MATERIALS - 0.9%
Chemicals - 0.7%
EMS-Chemie Holding AG	342	148,639
LyondellBasell Industries NV, Class A Shares	2,200	251,570
Nippon Paint Co. Ltd.	12,000	296,872
PPG Industries Inc.	1,650	339,669

Total Chemicals		1,036,750

Construction Materials - 0.1%
Imerys SA	1,794	143,366
Taiwan Cement Corp.	52,000	82,635

Total Construction Materials		226,001

Containers & Packaging - 0.1%
Packaging Corp. of America	2,400	163,176

TOTAL MATERIALS		1,425,927

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
AT&T Inc.	4,700	164,312
BT Group PLC	37,119	238,481
Hellenic Telecommunications Organization SA	4,280	61,186	*
Nippon Telegraph & Telephone Corp.	1,200	80,504
PT Telekomunikasi Indonesia Persero Tbk	517,500	117,900
Verizon Communications Inc.	6,300	313,866

Total Diversified Telecommunication Services		976,249

Wireless Telecommunication Services - 0.3%
Freenet AG	4,226	112,943
KDDI Corp.	2,200	126,847
Sistema JSFC, Registered Shares, GDR	6,700	152,425

Total Wireless Telecommunication Services		392,215

TOTAL TELECOMMUNICATION SERVICES		1,368,464

UTILITIES - 0.6%
Electric Utilities - 0.2%
E.ON SE	3,706	67,345
Huaneng Power International Inc., Class H Shares	142,000	171,315
Red Electrica de Espana	1,021	85,980

Total Electric Utilities		324,640

Gas Utilities - 0.2%
Gas Natural SDG SA	7,303	223,917

Multi-Utilities - 0.1%
Wisconsin Energy Corp.	3,800	172,254

Water Utilities - 0.1%
Guangdong Investment Ltd.	160,000	193,238

TOTAL UTILITIES		914,049

TOTAL COMMON STOCKS (Cost - $23,389,143)		30,408,334

INVESTMENTS IN UNDERLYING FUNDS - 20.9%
iShares Trust - iShares Barclays TIPS Bond Fund	17,095	1,970,199
iShares Trust - iShares MSCI EAFE Index Fund	100,266	6,688,745
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	67,138	6,974,295

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY			SHARES	VALUE
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares			206,443	$15,933,271

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $24,208,706)				31,566,510

PREFERRED STOCKS - 0.3%
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA			1,603	168,080

FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA			9,020	162,630

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Cia Energetica de Sao Paulo			9,200	130,242

TOTAL PREFERRED STOCKS (Cost - $432,861)				460,952

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $118.25		9/26/14	24	4,500
U.S. Treasury 30-Year Notes Futures, Call @ $144.00		9/26/14	65	14,219

TOTAL PURCHASED OPTIONS (Cost - $13,523)				18,719

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $107,594,498)				122,958,390

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 13.5%
Repurchase Agreements - 13.5%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 8/29/14 with RBS Securities Inc.; Proceeds at maturity - $14,684,649; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/42; Market value - $14,978,277)	0.040%	9/2/14	14,684,584	14,684,584

Interest in $581,060,000 joint tri-party repurchase agreement dated 8/29/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $5,688,448; (Fully collateralized by various U.S. government obligations, 0.000% due 11/15/26 to 2/15/42; Market value - $5,859,068)	0.050%	9/2/14	5,688,416	5,688,416

TOTAL SHORT-TERM INVESTMENTS (Cost - $20,373,000)				20,373,000

TOTAL INVESTMENTS - 94.8% (Cost - $127,967,498#)				143,331,390
Other Assets in Excess of Liabilities - 5.2%				7,906,678

TOTAL NET ASSETS - 100.0%				$151,238,068

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
CAD	— Canadian Dollar
GDR	— Global Depositary Receipts

See Notes to Consolidated Schedule of Investments.

QS LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2014

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Call	9/26/14	$125.50	8	$6,500
U.S. Treasury 30-Year Notes Futures, Put	9/26/14	138.00	16	7,500

TOTAL WRITTEN OPTIONS (Premiums received - $11,828)				$14,000

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

QS Legg Mason Strategic Real Return Fund (formerly Legg Mason Strategic Real Return Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This Schedule of Investments is the consolidated Schedule of Investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$60,445,341	—	$60,445,341
Non-U.S. treasury inflation protected securities	—	58,534	—	58,534
Common stocks	$30,408,334	—	—	30,408,334
Investments in underlying funds	31,566,510	—	—	31,566,510
Preferred stocks	460,952	—	—	460,952
Purchased options	18,719	—	—	18,719

Total long-term investments	$62,454,515	$60,503,875	—	$122,958,390

Short-term investments†	—	20,373,000	—	20,373,000

Total investments	$62,454,515	$80,876,875	—	$143,331,390

Other financial instruments:
Forward foreign currency contracts	—	$59,962	—	$59,962

Total	$62,454,515	$80,936,837	—	$143,391,352

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$14,000	—	—	$14,000
Futures contracts	294,313	—	—	294,313
Forward foreign currency contracts	—	$1,473,569	—	1,473,569

Total	$308,313	$1,473,569	—	$1,781,882

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Commodity swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

As of August 31, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,487,569. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,235,988
Gross unrealized depreciation	(872,096)

Net unrealized appreciation	$15,363,892

During the period ended August 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2013	56	$18,740
Options written	683	176,694
Options closed	(587)	(150,389)
Options exercised	(128)	(33,217)
Options expired	—	—

Written options, outstanding as of August 31, 2014	24	$11,828

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
S&P GSCI	194	9/14	$29,917,225	$29,633,500	$(283,725)

Contracts to Sell:
U.S. Treasury 5-Year Notes	32	12/14	3,792,162	3,802,750	(10,588)

Net unrealized depreciation on open futures contracts					$(294,313)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian Dollar	JPMorgan Chase & Co.	3,282,000	$3,062,234	9/17/14	$(2,120)
British Pound	JPMorgan Chase & Co.	3,242,000	5,381,618	9/17/14	(120,672)
Canadian Dollar	Bank of America, N.A.	7,910,000	7,272,393	9/17/14	(2,997)
Euro	Bank of America, N.A.	19,654,000	25,826,390	9/17/14	(851,989)
Japanese Yen	Bank of America, N.A.	640,918,000	6,160,675	9/17/14	(136,640)
Mexican Peso	JPMorgan Chase & Co.	40,210,000	3,072,023	9/17/14	4,775
New Zealand Dollar	Bank of America, N.A.	3,552,000	2,967,052	9/17/14	(91,056)
Norwegian Krone	JPMorgan Chase & Co.	18,474,000	2,979,212	9/17/14	(96,392)
Swedish Krona	Bank of America, N.A.	12,893,000	1,844,612	9/17/14	(98,166)
Swiss Franc	Morgan Stanley & Co.	1,495,000	1,628,659	9/17/14	(38,544)
British Pound	Credit Suisse	370,000	613,888	11/14/14	(3,265)
New Zealand Dollar	Bank of America, N.A.	730,000	606,338	11/14/14	(8,395)

					(1,445,461)

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell:
British Pound	Credit Suisse	687,711	$1,141,020	11/14/14	$16,099
Canadian Dollar	Bank of America, N.A.	2,560,000	2,350,469	11/14/14	(23,333)
Euro	Citibank, N.A.	449,394	590,762	11/14/14	11,245
Japanese Yen	Bank of America, N.A.	150,703,223	1,449,204	11/14/14	23,003
Japanese Yen	Credit Suisse	29,412,158	282,836	11/14/14	4,840

					31,854

Net unrealized depreciation on open forward foreign currency contracts					$(1,413,607)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$18,719	$(14,000)	$(10,588)	—	—	$(5,869)
Foreign Exchange Risk	—	—	—	$59,962	$(1,473,569)	(1,413,607)
Commodity Risk	—	—	(283,725)	—	—	(283,725)

Total	$18,719	$(14,000)	$(294,313)	$59,962	$(1,473,569)	$(1,703,201)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$15,713
Written options	9,168
Futures contracts (to buy)	4,671,749
Futures contracts (to sell)	9,224,031
Forward foreign currency contracts (to buy)	64,390,329
Forward foreign currency contracts (to sell)	8,626,347

Average Notional Balance
Commodity index swap contracts†	$13,763,580

†	At August 31, 2014, there were no open positions held in this derivative.

4. Change in Fiscal Year End

In May 2014, the Board of Trustees approved changing the Fund’s fiscal year end from November to September.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 23, 2014